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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 1, 1999

                                 H&R BLOCK, INC.
               (Exact name of registrant as specified in charter)



      MISSOURI                       1-6089                  44-0607856
      --------                       ------                  ----------
(State of Incorporation)       (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)



                     4400 MAIN STREET, KANSAS CITY, MO           64111
                     ---------------------------------           -----
               (Address of Principal Executive Offices)        (Zip Code)

                                 (816) 753-6900
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On December 1, 1999, H&R Block, Inc. ("Block"), through its wholly-owned subsidiary Block Financial Corporation ("BFC"), completed its acquisition of the outstanding capital stock of Olde Financial Corporation ("Olde") and Financial Marketing Services, Inc. ("FMS") pursuant to the terms and conditions of the Stock Purchase Agreement dated August 31, 1999 ("Purchase Agreement") by and among Block, BFC, Olde, FMS, and the respective shareholders of Olde and FMS. The purchase price paid by BFC to such shareholders in such acquisition was $850 million cash plus a net tangible book value cash payment of $37 million. The Purchase Agreement is described in detail, and filed as an exhibit to, Block's previously filed current report on Form 8-K dated August 31, 1999, which is incorporated herein by reference. Block is funding the purchase price through issuance of commercial paper.


The information contained in this Current Report on Form 8-K and the exhibits hereto may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based upon current information, expectations, estimates and projections regarding Block, Olde, and the industries and markets in which Block and Olde operate, and management's assumptions and beliefs relating thereto. Pro forma financial information may include, and words such as "will," "expects," "intends" and variations thereof and similar expressions are intended to identify, such forward-looking statements. These statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such forward-looking statements. Such differences could be caused by a number of factors including, but not limited to: the uncertainty that the acquisition will be accretive to earnings and the extent of any accretion to earnings; changes in economic, political or regulatory environments; changes in competition and the effects of such changes; changes in strategies; Block's inability to obtain required regulatory approvals for its business strategy involving Olde; Block's inability to successfully implement such strategy or other strategies; and risks described from time to time in reports and registration statements filed by Block and its subsidiaries with the Securities and Exchange Commission. Readers should take these factors and risks into account in evaluating any such forward-looking statements. Block undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  The required audited financial statements of Olde and FMS shall be filed by amendment on or before February 14, 2000.

         (B)      PRO FORMA FINANCIAL INFORMATION

                  The required pro forma financial information concerning the acquisition of Olde and FMS shall be filed by amendment on or before February 14, 2000.

         (C)      EXHIBITS

                  Exhibit No.       Description of Exhibit
                  -----------       ----------------------

                  99.1              Press release dated December 2, 1999.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        H&R BLOCK, INC.



Date:  December 14, 1999                By: /s/ James H. Ingraham
                                           -------------------------------------
                                               James H. Ingraham
                                               Vice President, General Counsel
                                               and Secretary




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EXHIBIT INDEX
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Exhibit No.          Description of Exhibit
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   99.1              Press release dated December 2, 1999.




















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